Exhibit 10.29

10 Snow Hill London EC1A 2AL
T: +44 (0)20 7295 3000 1 www.traverssmith.com

DATED 24 June 2022

(1)       LIFEZONE HOLDINGS LIMITED

(2)       THE SELLERS

SECURITIES EXCHANGE AGREEMENT

RELATING TO KABANGA NICKEL LIMITED

THIS DEED is made on 24 June 2022

BETWEEN:

(1)	LIFEZONE HOLDINGS LIMITED, a company incorporated in the Isle of Man with registered number 019856V and whose registered office is at Commerce House, 1 Bowring Road, Ramsey, Isle of Man, IM8 2LQ (the “Buyer”);

(2)	THE SEVERAL PERSONS whose names are set out in column (1) of Schedule 1 (the “Sellers”)

(collectively the “Parties”, and individually each a “Party”).

Introduction:

(A)	The Sellers are the legal and beneficial owners of the number of ordinary shares of £0.0001 each in the capital of Kabanga Nickel Limited, a company incorporated in England with registered number 11815983 and whose registered office address is at 22 Chancery Lane, London, United Kingdom, WC2A 1LS (the “Company”), as set out opposite their respective names in column (2) of Schedule 1 (the “Sale Shares”).

(B)	The Sellers have agreed to sell and the Buyer has agreed to buy the Sale Shares on the terms and conditions of this Agreement.

IT IS HEREBY AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1.	Unless the context otherwise requires, the following words and expressions have the meanings shown below:

Company shall bear the meaning set out in Recital A of this Agreement.

Completion means completion of the sale and purchase of the Sale Shares under this Agreement.

Completion Date means the date upon which Completion occurs in accordance with clause 3.

Consideration Shares shall bear the meaning set out in clause 2.2.

Encumbrances means any mortgage, charge, lien, pledge, debenture or other security interest of any kind, hypothecation, restriction, right to acquire, option, conversion right, third party right or interest, right of set-off or counterclaim, equities, trust arrangement or any other type of preferential agreement (such as a retention of title arrangement) having similar effect or any other rights exercisable by or claims by third parties and any agreement to create any of the foregoing.

Shares means the ordinary shares of US$0.005 each in the capital of the Buyer.

1.2.	Unless the context requires otherwise, references in this Agreement to:

1.2.1.	any of the masculine, feminine and neuter genders shall include other genders;

1.2.2.	the singular shall include the plural and vice versa;

1.2.3.	a “person” shall include a reference to any natural person, body corporate, unincorporated association, partnership and trust;

1.2.4.	any statute or statutory provision shall be deemed to include any instrument, order, regulation or direction made or issued under it and shall be construed so as to include a reference to the same as it may have been, or may from time to time be, amended, modified, consolidated or re-enacted except to the extent that any amendment or modification made after the date of this Agreement would increase any ability or impose any additional obligation under this Agreement; and

1.2.5.	any English legal term for any action, remedy, method of judicial proceeding, legal document, legal status, court, official or any legal concept or thing shall, in respect of any jurisdiction other than that of England, be deemed to include what most nearly approximates in that jurisdiction to the English legal term.

1.3.	The headings in this Agreement are for convenience only and shall not affect its meaning. References herein to a “clause” or “Schedule” are to a clause or schedule to this Agreement.

2.	SALE AND PURCHASE OF SHARES

2.1.	The Sellers shall sell and the Buyer shall buy the Sale Shares with effect from the Completion Date, and the Sellers shall procure that the Buyer acquires the Sale Shares with full legal and beneficial title and free from all Encumbrances.

2.2.	The consideration for the sale of the Sale Shares shall be the issue by the Buyer to each Seller of the number of Shares set out opposite that Seller’s name in column (3) of Schedule 1 to this Agreement (the “Consideration Shares”), credited as fully paid up.

2.3.	The Buyer shall acquire the Sale Shares with effect from and including the Completion Date to the intent that, as and from that date, all rights and advantages accruing to the Sale Shares, including, without limitation, the right to receive all dividends or other distributions or any return of capital declared, made or paid by the Company on or after that date in respect of the Sale Shares, shall belong to the Buyer.

2.4.	Each Seller, hereby appoints the Buyer to be its agent and/or attorney and in its name and on its behalf pending registration of the Sale Shares in the name of the Buyer in the register of members of the Company to exercise all or any of the rights and privileges attaching to the Sale Shares as the Buyer shall in its absolute discretion see fit as if the Buyer was so registered and in particular, without prejudice to the generality of the foregoing to:

2.4.1.	attend and vote at any general meeting of the Company (or of any class of members of the same class as the Sale Shares) and at any adjournment thereof, and to consent to any such meeting being held at shorter notice than is required under the articles of association of the Company or the Companies Act 2006 and to sign any written resolution of the Company (or of any class of members of the same class as the Sale Shares); and

2.4.2.	approve, sign, complete and deliver on the Sellers’ behalf any form of transfer in respect of the Sale Shares.

2.5.	The Buyer shall have the power to delegate the performance of its powers and rights under the power of attorney granted under clause 2.4 (other than this power of delegation) to a director from time to time of the Buyer.

2.6.	The power of attorney granted by each Seller under clause 2.4 shall be irrevocable until the Sale Shares are registered in the name of the Buyer.

2.7.	Each Seller undertakes to ratify everything which the Buyer shall lawfully do, purport to lawfully do, or cause to be lawfully done by virtue of the power of attorney granted under clause 2.4.

3.	COMPLETION

3.1.	Completion of the sale of the Sale Shares shall take place immediately following the execution of this Agreement by or on behalf of the Parties whereupon:

3.1.1.	each Seller shall deliver to the Buyer a duly executed document of transfer of the Sale Shares set out opposite its name in column (2) of Schedule 1 to this Agreement in favour of the Buyer, accompanied by the share certificate in respect of such Sale Shares (or an indemnity in respect thereof); and

3.1.2.	the Buyer shall issue and allot the relevant Consideration Shares to each Seller (as shown in column (3) of Schedule 1 of this Agreement) and procure that each Seller is registered in the register of members of the Buyer as the legal owner of such Consideration Shares and shall issue a share certificate to each Seller in respect of such Seller’s Consideration Shares.

3.2.	The provisions of this Agreement shall remain in full force and effect after its completion so far as they remain to be observed and performed.

4.	WARRANTIES

4.1.	Each Seller warrants and represents to the Buyer that the Sale Shares set out opposite its name in column (2) of Schedule 1 to this Agreement are legally and beneficially owned by it and are free from all Encumbrances and those Sale Shares are fully paid and have been properly and validly allotted. Subject thereto, the Sellers give no warranties hereunder in respect of the Sale Shares and it is agreed that all warranties implied by law in respect of the Sale Shares shall be excluded so far as permitted by applicable law.

5.	FURTHER ASSURANCE

The Parties shall (and shall use all reasonable endeavours to procure that any necessary third party shall) do, execute, perform and deliver to the Buyer all such further deeds, documents, assurances, acts and things as may reasonably be required to give effect to this Agreement.

6.	GENERAL

Entire Agreement

6.1.	This Agreement (together with any documents referred to herein or required to be entered into pursuant to this Agreement) contains the entire agreement and understanding of the Parties and supersedes all prior agreements, understandings or arrangements (both oral and written) relating to the subject matter of this Agreement and any such document.

Variations and waivers

6.2.	This Agreement may be varied in writing signed by or on behalf of each of the Parties.

6.3.	No waiver by any party of any requirement of this Agreement, or of any remedy or right under this Agreement, shall have effect unless given in writing and signed by such party. No waiver of any particular breach of the provisions of this Agreement shall operate as a waiver of any repetition of such breach.

Counterparts

6.4.	This Agreement may be executed as two or more counterparts (including electronically) and execution by a party of any one of such counterparts will constitute due execution of this Agreement.

Third party rights

6.5.	A person who is not party to this Agreement shall have no rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement.

Successors

6.6.	This Agreement shall be binding on each party’s assigns, personal representatives and successors in title.

Validity

6.7.	If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not be in any way affected or impaired thereby.

7.	GOVERNING LAW

This Agreement and the rights and obligations of the parties including all non-contractual obligations arising under or in connection with this Agreement shall be governed by and construed in accordance with the laws of England. The parties submit to the exclusive jurisdiction of the English courts in respect of any claim, dispute or difference arising out of or in connection with this Agreement and/or any non-contractual obligation arising in connection with this Agreement.

SCHEDULE 1

The Sellers

THIS AGREEMENT has been duly executed and delivered as a deed by the Parties on the date stated above.

EXECUTED and DELIVERED as a DEED by LIFEZONE HOLDINGS LIMITED acting by:	) )	/s/ Keith Liddell
Director

in the presence of:

Witness

Signature:	[***] ___________________

Name:	[***] ___________________

Address:	[***] ___________________

Occupation:	[***] ___________________

SIGNED as a DEED and DELIVERED by [***]	) )	/s/ [***]

in the presence of:

Witness

Signature:	[***] ___________________

Name:	[***] ___________________

Address:	[***] ___________________

Occupation:	[***] ___________________

SIGNED as a DEED and DELIVERED by [***]	) )	/s/ [***]

Trustee

in the presence of:

Witness

Signature:	[***] ___________________

Name:	[***] ___________________

Address:	[***] ___________________

Occupation:	[***] ___________________